SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 12, 2000

                          FIDELITY D & D BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                    333-90273               23-3017653
----------------------------        ----------------      ----------------------
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)          Identification Number)

       Blakely and Drinker Streets
          Dunmore, Pennsylvania                         18512
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:        (570) 342-8281
                                                          --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        Not Applicable.

Item 2. Acquisition or Disposition of Assets.

     On June 30, 2000, Fidelity D & D Bancorp, Inc., the registrant, became the holding company for The Fidelity Deposit and Discount Bank, a Pennsylvania-chartered bank and trust company. Under the terms of the Plan of Reorganization, dated December 21, 1999, among the registrant, the bank and The Fidelity Deposit and Discount Interim Bank, the interim bank merged with and into The Fidelity Deposit and Discount Bank, under the charter of The Fidelity Deposit and Discount Bank and under the name "The Fidelity Deposit and Discount Bank." The effective date of the merger was June 30, 2000. The interim bank was organized as the wholly-owned subsidiary of registrant to facilitate the reorganization of the bank into a holding company structure. As a result of the merger of the interim bank into the bank, the shareholders of the bank became the shareholders of the registrant, and the bank became the wholly-owned subsidiary of the registrant.

     A detailed description of the transaction is set forth in the registrant's Prospectus, which is included in the registrant's Registration Statement on Form S-4, Commission File No. 333-90273, filed with the Securities and Exchange Commission on November 3, 1999, under the Securities Act of 1933, and as amended on January 4, 2000, March 21, 2000, March 24, 2000, and April 6, 2000, which description is incorporated herein by reference. In addition, a copy of the registrant's press release, dated July 5, 2000, is attached as Exhibit 99.

     Under Rule 12g-3(a), promulgated under the Securities Exchange Act of 1934, Fidelity D & D Bancorp, Inc. is the successor issuer to The Fidelity Deposit and Discount Bank. The Fidelity Deposit and Discount Bank's common stock was registered under Section 12(g) of the Securities Exchange Act at the effective time of the reorganization. Accordingly, Fidelity D & D Bancorp, Inc.'s common stock is deemed to be registered, by operation of law, under Section 12(g) of the Securities Exchange Act.

Item 3. Bankruptcy or Receivership.

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5. Other Events.

        Not Applicable.

Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               The registrant hereby incorporates by reference the following financial information filed with the Securities and Exchange
               Commission:

               1. The Fidelity Deposit and Discount Bank's Balance Sheet and Statement of Income for the years ended December 31, 1999 and 1998, Statement of Changes in Shareholders' Equity and Statement of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997, and Notes to Financial Statements, as included on pages F-1 through F-30 of the Proxy Statement/Prospectus included in Fidelity D & D Bancorp, Inc.'s Amendment No. 4 to its Registration Statement No. 333-90273 on Form S-4, filed with the SEC on April 6, 2000.

               2. The Fidelity Deposit and Discount Bank's Balance Sheet, Statement of Income, Statement of Changes in Shareholders' Equity and Statement of Cash Flows, and Notes to Financial Statements, as included in the bank's Quarterly Report on Form 10-Q, for the quarterly period ended March 31, 2000, which is Exhibit 99 to Fidelity D & D Bancorp, Inc.'s Quarterly Report on Form 10-Q, for the quarterly period ended March 31, 2000, filed with the SEC on May 15, 2000 (Commission File No. 333-90273).

          (b)  Pro Forma Financial Information.

               Immediately following the effective time of the reorganization, the consolidated financial statements of the registrant were substantially the same as The Fidelity Deposit and Discount Bank's financial statements immediately prior to the reorganization. Prior to the reorganization, Fidelity D & D Bancorp, Inc. did not have any business operations.

          (c)  Exhibits:

               2.1 Plan of Reorganization, dated December 21, 1999, among Fidelity D & D Bancorp, Inc., The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, incorporated herein by reference to Annex A of the Proxy Statement/Prospectus included in Fidelity D & D Bancorp, Inc.'s Amendment No. 4 to its Registration Statement No. 333-90273 on Form S-4, filed with the Securities and Exchange Commission on April 6, 2000.

               2.2 Plan of Merger, dated December 21, 1999, between The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, incorporated herein by reference to Annex A of the Proxy Statement/Prospectus included in Fidelity D & D Bancorp,

                    Inc.'s Amendment No. 4 to its Registration Statement No. 333-90273 on Form S-4, filed with the Securities and Exchange Commission on April 6, 2000.

               99 Press Release, dated July 5, 2000, re: Holding Company Formation.

Item 8. Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIDELITY D & D BANCORP, INC.
                                   (Registrant)



Dated: July 12, 2000               /s/ Michael F. Marranca
                                   --------------------------------------------
                                   Michael F. Marranca, President and
                                   Chief Executive Officer
                                   (Principal Executive Officer)


                                   /s/ Robert P. Farrell
                                   --------------------------------------------
                                   Robert P. Farrell, Treasurer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit

2.1 Plan of Reorganization, dated December 21, 1999, among Fidelity D & D Bancorp, Inc., The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, incorporated herein by reference to Annex A of the Proxy Statement/Prospectus included in Fidelity D & D Bancorp, Inc.'s Amendment No. 4 to its Registration Statement No. 333-90273 on Form S-4, filed with the Securities and Exchange Commission on April 6, 2000.

2.2 Plan of Merger, dated December 21, 1999, between The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, incorporated herein by reference to Annex A of the Proxy Statement/Prospectus included in Fidelity D & D Bancorp, Inc.'s Amendment No. 4 to its Registration Statement No. 333-90273 on Form S-4, filed with the Securities and Exchange Commission on April 6, 2000.

99        Press Release, dated July 5, 2000, re: holding company formation.